UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 31, 2013

Mass Hysteria Entertainment Company, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Nevada	333-146517	20-3107499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13331 Valley Vista Blvd. Sherman Oaks, CA	91423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 285-7800

1875 Century Park East
6th Floor, Suite 73
Century City, CA 90048

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 31, 2013, Alan J. Bailey resigned as our Chief Financial Officer and as a director. Mr. Bailey’s resignation as a director was not based on any disagreement with us on any matter relating to our operations, policies or practices.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number	Description
99.1	Resignations of Alan J. Bailey as an officer and director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mass Hysteria Entertainment Company, Inc.

Date: June 17, 2013	By:	/s/ Daniel Grodnik
Daniel Grodnik, Chief Executive Officer